Exhibit 99.1

AMERI HOLDINGS ANNOUNCES WARRANT EXCHANGE

– Eliminates All Adverse Warrants –

ATLANTA, GA., September 20, 2019 -- AMERI Holdings, Inc. (NASDAQ: AMRH) (“Ameri100”), a specialized SAP® cloud, digital and enterprise solutions company, today announced that it had exchanged all remaining outstanding warrants that were issued as part of a financing in 2018 (the “2018 Warrants”) for shares of Ameri100’s common stock.

The 2018 Warrants had anti-dilution features such that the exercise price of the warrants had decreased to $0.30 from $1.20, and the number of warrants had increased from 4,400,334 to 18,206,897, of which 15,744,827 remained outstanding after giving effect to exercise of some of the warrants. These features had led to potential dilution to existing shareholders and comprised a significant barrier for potential new investors.

The company negotiated exchange agreements with the holders of the 15,744,827 outstanding 2018 Warrants, whereby all of such 2018 Warrants were exchanged for 10,234,136 new shares of Ameri100 common stock.

Brent Kelton, Ameri100’s Chief Executive Officer, said, “We believe that this warrant exchange benefits our shareholders and the company by creating a substantially cleaner balance sheet for the company and removing a significant financial overhang.”

About Ameri100

Ameri100 is a specialized SAP® cloud, digital and enterprise solutions company which provides SAP® services to customers worldwide. Headquartered in Suwanee, Georgia, Ameri100 has offices in the U.S. and Canada. The Company also has global delivery centers in India. With its bespoke engagement model, the Company delivers transformational value to its clients across industry verticals. For further information, visit www.ameri100.com

Forward-Looking Statements

This press release includes forward-looking statements that relate to the business and expected future events or future performance of Ameri100 and involve known and unknown risks, uncertainties and other factors that may cause its actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Words such as, but not limited to, "believe," "expect," "anticipate," "estimate," "intend," "plan," "targets," "likely," "will," "would," "could," and similar expressions or phrases identify forward-looking statements. Forward-looking statements include, but are not limited to, statements about Ameri100's financial and growth projections as well as statements concerning our plans, predictions, estimates, strategies, intentions, beliefs and other information concerning our business and the markets in which we operate. The future performance of Ameri100 may be adversely affected by the following risks and uncertainties: the level of market demand for our services, the highly-competitive market for the types of services that we offer, market conditions that could cause our customers to reduce their spending for our services, our ability to create, acquire and build new businesses and to grow our existing businesses, our ability to attract and retain qualified personnel, currency fluctuations and market conditions around the world, and other risks not specifically mentioned herein but those that are common to industry. For a more detailed discussion of these factors and risks, investors should review Ameri100's Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission (the “SEC”), which can be accessed through the SEC's website. Forward-looking statements in this press release are based on management's beliefs and opinions at the time the statements are made. All forward-looking statements are qualified in their entirety by this cautionary statement, and Ameri100 undertakes no duty to update this information to reflect future events, information or circumstances.

Corporate Contact:
Barry Kostiner, Chief Financial Officer
IR@ameri100.com

Investor Relations Contact:
Sanjay M. Hurry
LHA Investor Relations
(212) 838-3777
IR@ameri100.com